                                                                   EXHIBIT 10.14









                          SIGNAL PHARMACEUTICALS, INC.



                               SERIES E PREFERRED
                            STOCK PURCHASE AGREEMENT



                                SEPTEMBER 9, 1997

                                TABLE OF CONTENTS

1.             PURCHASE AND SALE OF STOCK...................................................1
        1.1    Sale and Issuance of Series E Preferred Stock................................1
        1.2    Closing......................................................................1
               (a)    First Closing.........................................................1
        1.3    Subsequent Sale of Series E Preferred Stock..................................1
2.             REPRESENTATIONS AND WARRANTIES OF THE COMPANY................................2
        2.1    Organization, Good Standing and Qualification................................2
        2.2    Capitalization and Voting Rights.............................................2
               (a)    Preferred Stock.......................................................2
               (b)    Common Stock..........................................................2
               (c)    Other Rights..........................................................2
        2.3    Subsidiaries.................................................................3
        2.4    Authorization................................................................3
        2.5    Valid Issuance of Preferred and Common Stock.................................3
        2.6    Governmental Consents........................................................4
        2.7    Litigation...................................................................4
        2.8    Proprietary Information Agreements...........................................5
        2.9    Patents and Trademarks.......................................................5
        2.10   Compliance with Other Instruments............................................5
        2.11   Agreements; Action...........................................................6
        2.12   Related-Party Transactions...................................................7
        2.13   Permits......................................................................7
        2.14   Environmental and Safety Laws................................................7
        2.15   Manufacturing and Marketing Rights...........................................8
        2.16   Disclosure...................................................................8
        2.17   Registration Rights..........................................................8
        2.18   Corporate Documents..........................................................8
        2.19   Title to Property and Assets.................................................8
        2.20   Qualified Small Business.....................................................8
        2.21   Financial Statements.........................................................9
        2.22   Changes......................................................................9
        2.23   Employee Benefit Plans......................................................10
        2.24   Tax Returns, Payments and Elections.........................................10
        2.25   Insurance...................................................................10
        2.26   Minute Books................................................................10
        2.27   Labor Agreements and Actions................................................11
        2.28   Section 83(b) Elections.....................................................11
        2.29   Real Property Holding Company...............................................11



                                       i.

                                TABLE OF CONTENTS
                                  (CONTINUED)

3.             REPRESENTATIONS AND WARRANTIES OF THE INVESTORS.............................12
        3.1    Authorization...............................................................12
        3.2    Purchase Entirely for Own Account...........................................12
        3.3    Disclosure of Information...................................................12
        3.4    Investment Experience.......................................................12
        3.5    Accredited Investor.........................................................13
        3.6    Restricted Securities.......................................................13
        3.7    Further Limitations on Disposition..........................................13
        3.8    Legends.....................................................................13
4.             CALIFORNIA COMMISSIONER OF CORPORATIONS.....................................14
        4.1    Corporate Securities Law....................................................14
5.             CONDITIONS OF EACH INVESTOR'S OBLIGATION AT THE CLOSINGS....................14
        5.1    Representations and Warranties..............................................14
        5.2    Performance.................................................................14
        5.3    Compliance Certificate......................................................14
        5.4    Qualifications..............................................................14
        5.5    Proceedings and Documents...................................................15
        5.6    Board of Directors..........................................................15
        5.7    Opinion of Company Counsel..................................................15
        5.8    Investors' Rights Agreement.................................................15
6.             CONDITIONS OF THE COMPANY'S OBLIGATIONS AT THE CLOSINGS.....................15
        6.1    Representations and Warranties..............................................15
        6.2    Payment of Purchase Price...................................................15
        6.3    Qualification...............................................................15
7.             MISCELLANEOUS...............................................................16
        7.1    Survival of Warranties......................................................16
        7.2    Successors and Assigns......................................................16
        7.3    Governing Law...............................................................16
        7.4    Counterparts................................................................16
        7.5    Expenses....................................................................16
        7.6    Titles and Subtitles........................................................16
        7.7    Notices.....................................................................16
        7.8    Finder's Fee................................................................17
        7.9    Amendments and Waivers......................................................17


                                      ii.

                                TABLE OF CONTENTS
                                  (CONTINUED)

        7.10   Severability................................................................17
        7.11   Aggregation of Stock........................................................17
        7.12   Regulated Financial Institutions Compliance Obligations.....................17











                                      iii.

                                TABLE OF CONTENTS


SCHEDULE A  -  Schedule of Investors
SCHEDULE B  -  Schedule of Exceptions

EXHIBIT A - Amended and Restated Articles of Incorporation
EXHIBIT B - Amended and Restated Investors' Rights Agreement
EXHIBIT C - Proprietary Information and Inventions Agreement
EXHIBIT D - Form of Opinion of Cooley Godward LLP














                                      iv.

                            STOCK PURCHASE AGREEMENT

        THIS STOCK PURCHASE AGREEMENT is made as of the 9th day of September, 1997, by and between Signal Pharmaceuticals, Inc., a California corporation (the "Company"), and the investors listed on Schedule A hereto (individually an "Investor" and collectively the "Investors").

        THE PARTIES HEREBY AGREE AS FOLLOWS:

1.      PURCHASE AND SALE OF STOCK.

        1.1     SALE AND ISSUANCE OF SERIES E PREFERRED STOCK.

               (a) The Company shall adopt and file with the Secretary of State of California, and the Secretary of State of California shall accept on or before the First Closing (as defined below), the Amended and Restated Articles of Incorporation in the form attached hereto as Exhibit A.

               (b) Subject to the terms and conditions of this Agreement, each Investor agrees, severally and not jointly, to purchase at a Closing (as defined below) under this Agreement, and the Company agrees to sell and issue to the Investors at a Closing, that number of shares of the Company's Series E Preferred Stock set forth opposite each Investor's name on Schedule A hereto for a price of $1.91 for each share of Series E Preferred Stock.

        1.2    CLOSING.

               (a) FIRST CLOSING. The initial purchase and sale of the Series E Preferred Stock shall take place at the offices of Cooley Godward LLP, 4365 Executive Drive, Suite 1100, San Diego, California 92121, at 4:30 P.M. on September 9, 1997, or at such other time and place as the Company and the Investors agree orally or in writing (which time and place are designated as the "First Closing"). At the First Closing and each subsequent Closing, the Company shall deliver to each Investor purchasing at the First Closing or such subsequent Closing, a certificate representing the shares of Series E Preferred Stock which each Investor is purchasing against delivery to the Company by each Investor of a wire transfer or check in the amount of the purchase price therefor payable to the Company's order.

        1.3 SUBSEQUENT SALE OF SERIES E PREFERRED STOCK. Subject to the terms and conditions of this Agreement, the Company may sell, on or before October 31, 1997, up to the balance of the Company's authorized but unissued Series E Preferred Stock to such persons as the Company may determine at the same price per share as the Series E Preferred Stock purchased and sold at the First Closing. Any such sale (each, a



                                       1.

"Closing") shall be upon the same terms and conditions as those contained herein, and such persons or entities shall become parties to this Agreement and that certain Amended and Restated Investors' Rights Agreement of even date herewith, by and among the Company and the Investors, the form of which is attached hereto as Exhibit B (the "Investors' Rights Agreement"), and shall have the rights and obligations of an Investor hereunder and thereunder.

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Investors that, except as set forth on a Schedule of Exceptions attached hereto as Schedule B, specifically identifying the relevant subparagraph hereof, which exceptions shall be deemed to be representations and warranties as if made hereunder:

        2.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

        2.2 CAPITALIZATION AND VOTING RIGHTS. The authorized capital of the Company consists, or will consist prior to the First Closing, of:

               (a) PREFERRED STOCK. 21,747,131 shares of Preferred Stock (the "Preferred Stock"), of which 2,626,892 shares have been designated Series A Preferred Stock, all of which are issued and outstanding, of which 2,875,000 shares have been designated Series B Preferred Stock, all of which are issued and outstanding, of which 8,791,433 shares have been designated Series C Preferred Stock, of which 8,791,432 are issued and outstanding, of which 250,000 shares have been designated Series C-1 Preferred Stock, all of which are subject to issued and outstanding warrants, of which 732,601 shares have been designated Series D Preferred Stock, of which 500,000 shares are issued and outstanding, and of which 6,471,205 shares have been designated Series E Preferred Stock, up to all of which will be sold pursuant to this Agreement. The rights, privileges and preferences of the Series A, Series B, Series C, Series C-1, Series D and Series E Preferred Stock will be as stated in the Company's Amended and Restated Articles of Incorporation attached hereto as Exhibit A.

               (b) COMMON STOCK. 30,000,000 shares of common stock ("Common Stock"), of which 2,437,065 shares are issued and outstanding.

               (c) OTHER RIGHTS. Except for (A) the conversion privileges of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the



                                       2.

Series C-1 Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock sold pursuant to this Agreement, (B) 2,500,000 shares of Common Stock reserved for issuance pursuant to the Company's 1993 Stock Option Plan, of which 1,468,391 shares are subject to outstanding options and of which 993,565 shares are issued and outstanding, (C) 550,000 shares of Common Stock reserved for issuance pursuant to the Company's 1993 Founders' Stock Option Plan, 159,000 of which are subject to outstanding options and of which 373,000 shares are issued and outstanding, and (D) 1,000,000 shares of Common Stock reserved for issuance pursuant to the Company's 1997 Stock Option Plan, of which 610,070 shares are subject to outstanding options and none of which are issued and outstanding, there are not outstanding any options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock. The Company is not a party or subject to any agreement or understanding, and, to the Company's knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company. The only price-based anti-dilution rights held by any securityholder of the Company are those held by Tanabe Seiyaku Co., Ltd. ("Tanabe") pursuant to that certain Stock Purchase Agreement dated March 31, 1996 between the Company and Tanabe, and those set forth in the Company's Amended and Restated Articles of Incorporation filed pursuant to Section 1.1(a) hereof.

        2.3 SUBSIDIARIES. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity.

        2.4 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the Investors' Rights Agreement, the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance (or reservation for issuance) and delivery of the Series E Preferred Stock being sold hereunder, the Common Stock issuable upon conversion of the Series E Preferred Stock has been taken or will be taken prior to the First Closing, and this Agreement and Investors' Rights Agreement constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies and (iii) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

        2.5    VALID ISSUANCE OF PREFERRED AND COMMON STOCK.



                                       3.

               (a) The shares of Series E Preferred Stock which are being purchased by the Investors hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, and, based in part upon the representations of the Investors in this Agreement, will be issued in compliance with all applicable federal and state securities laws and such shares of Series E Preferred Stock will be fully paid and non-assessable. The Common Stock issuable upon conversion of the Series E Preferred Stock purchased under this Agreement has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Amended and Restated Articles of Incorporation, shall be duly and validly issued, fully paid and nonassessable, and issued in compliance with all applicable securities laws, as presently in effect, of the United States and each of the states whose securities laws govern the issuance of any of the Series E Preferred Stock hereunder.

               (b) The outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Common Stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in compliance with all applicable federal and state securities laws. The outstanding warrants to purchase Series C-1 Preferred Stock were duly and validly authorized and issued, and the shares of Series C-1 Preferred Stock underlying such warrants have been duly and validly reserved for issuance.

        2.6 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for the filing of a Form D pursuant to Regulation D promulgated under the Securities Act of 1933, as amended, which filing will be effected within 15 days of the sale of the Series E Preferred Stock hereunder, and any other filings that must be made after the Closing, which will be filed in a timely manner.

        2.7 LITIGATION. There is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company which questions the validity of this Agreement, the Investors' Rights Agreement, or the right of the Company to enter into either of them, or to consummate the transactions contemplated hereby or thereby, or which might result, either individually or in the aggregate, in any material adverse changes in the assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions pending or threatened involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The



                                       4.

Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

        2.8 PROPRIETARY INFORMATION AGREEMENTS. Each employee, officer and consultant of the Company has executed a Proprietary Information and Inventions Agreement in the form set forth on Exhibit C hereto. The Company, after reasonable investigation, is not aware that any of its employees, officers or consultants are in violation thereof, and the Company will use its best efforts to prevent any such violation.

        2.9 PATENTS AND TRADEMARKS. To the best of its knowledge, the Company has sufficient title and ownership of all patents, trademarks, service marks, tradenames, copyrights, trade secrets, information, proprietary rights and processes necessary for its business as now conducted, and believes it will be able to develop such intellectual property such that it can operate its business as proposed to be conducted, without any conflict with or infringement of the rights of others. The Schedule of Exceptions contains a complete list of patents and pending patent applications by the Company, as well as all licenses, collaborative agreements, development agreements, distribution agreements and similar agreements. The Company has not received any communications alleging, nor does the Company have any knowledge, that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, tradenames, copyrights or trade secrets or other proprietary rights of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his best efforts to promote the best interests of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the Investors' Rights Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. The Company does not believe it is or will be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by the Company.

        2.10 COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in violation or default of any provisions of its Amended and Restated Articles of Incorporation or Bylaws or of any instrument, judgment, order, writ, decree, license, agreement or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company. To the Company's



                                       5.

knowledge, no other party to any license, contract or other agreement to which the Company is a party is in breach, default or violation thereof and, to the Company's knowledge, no facts exist which could constitute such a breach, default or violation. The execution, delivery and performance by the Company of this Agreement or the Investors' Rights Agreement and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations or any of its assets or properties, except that the foregoing may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) with respect to indemnification provisions contained in the Investors' Rights Agreement, applicable federal or state securities laws. The Company has not performed any act, or failed to perform any act, which would result in the Company's loss of any right granted under any license, collaboration, joint venture or other agreement.

        2.11   AGREEMENTS; ACTION.

               (a) Except for agreements explicitly contemplated hereby and by the Investors' Rights Agreement, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates, or any affiliate thereof.

               (b) There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or by which it is bound which may involve obligations (contingent or otherwise) of, or payments to, the Company in excess of $50,000.

               (c) The Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities individually in excess of $10,000 (except for trade credit incurred in the ordinary course of business) or, in the case of indebtedness and/or liabilities individually less than $10,000, in excess of $50,000 in the aggregate (except for trade credit incurred in the ordinary course of business),
(iii) made any loans or advances to any person, other than ordinary advances for travel expenses or (iv) sold, exchanged or otherwise disposed of any of its assets or rights.



                                       6.

               (d) For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

               (e) The Company is not a party to and is not bound by any contract, agreement or instrument, or subject to any restriction under its Amended and Restated Articles of Incorporation or Bylaws, which adversely affects its business as now conducted or as proposed to be conducted, its properties or its financial condition.

               (f) The Company has not engaged in the past three (3) months in any discussion (i) with any corporation or corporations regarding the consolidation or merger of the Company with or into any such corporation or corporations, (ii) with any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company, (iii) with any corporation, partnership, association or other business entity or any individual regarding any transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company would be disposed of, or
(iv) regarding any other form of acquisition, liquidation, dissolution or winding up of the Company or its assets.

        2.12 RELATED-PARTY TRANSACTIONS. No employee, officer or director of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. To the best of the Company's knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that employees, officers or directors of the Company and members of their immediate families may own less than 5% of the outstanding stock in publicly traded companies that may compete with the Company (except that persons or entities that are affiliated with venture capital investment firms or other accredited investment institutions shall have no such 5% ownership limitations). No member of the immediate family of any officer or director of the Company is directly or indirectly interested in any material contract with the Company.

        2.13 PERMITS. The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned



                                       7.

to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority.

        2.14 ENVIRONMENTAL AND SAFETY LAWS. To the best of its knowledge, the Company is not in violation of any applicable statute, law, or regulation relating to the environment or occupational health and safety, and to the best of its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

        2.15 MANUFACTURING AND MARKETING RIGHTS. The Company has not granted rights to manufacture, produce, assemble, license, market or sell its products to any other person and is not bound by any agreement that affects the Company's exclusive right to develop, manufacture, assemble, distribute, market or sell its products.

        2.16 DISCLOSURE. The Company has fully provided each Investor with all the information which such Investor has requested for deciding whether to purchase the Series E Preferred Stock and all information which the Company believes is reasonably necessary to enable such Investor to make such decision. Neither this Agreement, the Investors' Rights Agreement, nor any other statements or certificates made or delivered in connection herewith or therewith when taken together contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

        2.17 REGISTRATION RIGHTS. Except as provided in the Investors' Rights Agreement, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

        2.18 CORPORATE DOCUMENTS. Except for amendments necessary to satisfy representations and warranties or conditions contained herein (the form of which amendments has been approved by the Investors), the Amended and Restated Articles of Incorporation and Bylaws of the Company are in the form previously provided to the Investors.

        2.19 TITLE TO PROPERTY AND ASSETS. The Company owns its property and assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

        2.20 QUALIFIED SMALL BUSINESS. The Company represents and warrants to the Investors that it qualifies as a "Qualified Small Business" as defined
Section 1202(d) of the Internal Revenue Code of 1986, as amended (the "Code"). The Company covenants



                                       8.

that so long as it reasonably believes that the Series E Preferred Stock (and/or Conversion Shares) held by Investors or a transferee would qualify as Qualified Small Business Stock as defined in Section 1202(c) of the Code it will timely file all reports or filings with the Internal Revenue Service required of a Qualified Small Business.

        2.21 FINANCIAL STATEMENTS. The Company has delivered to each Investor its audited Financial Statements at December 31, 1996 and unaudited financial statements for each of the two quarters ending June 30, 1997 (the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods indicated and with each other, except that unaudited Financial Statements may not contain all footnotes required by GAAP. The Financial Statements are complete and correct in all material respects and fairly present the financial condition and results of operations of the Company as of the dates and for the periods indicated therein, subject in the case of the unaudited Financial Statements to normal year-end audit adjustments. Except as set forth in the Financial Statements, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of the Financial Statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

        2.22   CHANGES.  Since June 30, 1997 there has not been:

               (a) any change in the assets, liabilities, financial condition or operating results of the Company, except changes which have not been, in the aggregate, materially adverse;

               (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results, prospects or business of the Company (as such business is presently conducted and as it is proposed to be conducted);

               (c) any waiver by the Company of a valuable right or of a material debt owed to it;

               (d) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except which is not material to the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted and as it is proposed to be conducted);



                                       9.

               (e) any change or amendment to a material contract or arrangement by which the Company or any of its assets or properties is bound or subject;

               (f) any material change in any compensation arrangement or agreement with any employee or consultant;

               (g) any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

               (h) any resignation or termination of employment of any officer, key employee or consultant of the Company; and the Company does not know of any impending resignation or termination of employment of any such officer, employee or consultant; or

               (i) to the Company's knowledge, any other event or condition of any character which might materially and adversely affect the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted and as it is proposed to be conducted).

        2.23 EMPLOYEE BENEFIT PLANS. The Company does not have any Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974.

        2.24 TAX RETURNS, PAYMENTS AND ELECTIONS. The Company has filed all tax returns and reports as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due, except those contested by it in good faith which are listed in the Schedule of Exceptions. The provisions for taxes as set forth in the Financial Statements is adequate for taxes due or accrued as of the date thereof. The Company has not elected pursuant to the Code, to be treated as a Subchapter S corporation or a collapsible corporation pursuant to Section 341(f) or Section 1362(a) of the Code, nor has it made any other elections pursuant to the Code (other than elections which relate solely to methods of accounting, depreciation or amortization) which would have a material effect on the Company, its financial condition, its business as presently conducted or proposed to be conducted or any of its properties or material assets. Since the date of the Financial Statements, the Company has made adequate provisions on its books of account for all taxes, assessments and governmental charges with respect to its business, properties and operations for such period.

        2.25 INSURANCE. The Company has in full force and effect fire and casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed. The Company has in full force and effect errors and omissions insurance in amounts customary for companies similarly situated.



                                      10.

        2.26 MINUTE BOOKS. The minute books of the Company contain a complete summary of all meetings of directors and shareholders since the time of incorporation and reflect all transactions referred to in such minutes accurately in all material respects.

        2.27 LABOR AGREEMENTS AND ACTIONS. The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the knowledge of the Company threatened, which could have a material adverse effect on the assets, properties, financial condition, operating results, or business of the Company (as such business is presently conducted and as it is proposed to be conducted), nor is the Company aware of any labor organization activity involving its employees. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. Subject to general principles related to wrongful termination of employees, the employment of each officer and employee of the Company is terminable at the will of the Company. The Company has complied in all material respects with all applicable state and federal equal employment opportunity and other laws related to employment.

        2.28 SECTION 83(B) ELECTIONS. To the best of the Company's knowledge, elections and notices pursuant to Section 83(b) of the Code and any analogous provisions of applicable state tax laws have been timely filed by all individuals who have purchased shares of the Company's Common Stock which are subject to vesting or other risk of forfeiture.

        2.29 REAL PROPERTY HOLDING COMPANY. The Company is not a "United States real property holding corporation" (as that term is defined in Treasury Regulation section 1.897-2(b)). If at any time in the future the Company shall become a "United States real property holding corporation," the Company shall, as promptly as practicable, notify each foreign Investor of such change in status. Within 30 days after receipt of a request from a foreign investor, the Company shall prepare and deliver to such foreign Investor the statement required under Treasury Regulation section 1.897-2(h)(l)(i) and either or both of the following documents: (i) an affidavit in conformance with the requirements of Section 1445(b)(3) of the Code or (ii) a notarized statement, executed by an officer having actual knowledge of the facts, that the shares of Company stock held by such foreign Investor are of a class that is regularly traded on an established securities market, within the meaning of Section 1445(b)(6) of the Code. If the Company is unable to provide either document described in (i) or (ii) above, if requested, it shall promptly notify such foreign Investor in writing of the reasons for such inability. Finally, upon the



                                      11.

request of a foreign Investor and without regard to whether either document described in (i) or (ii) above has been requested, the Company shall cooperate fully with the efforts of such foreign Investor to obtain a "qualifying statement," within the meaning of Section 1445(b)(4) of the Code, or such other documents as would excuse a transferee of a foreign Investor's interest from withholding of income tax imposed pursuant to Section 1445(a) of the Code.

3. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS. Each Investor, severally and not jointly, hereby represents and warrants that:

        3.1 AUTHORIZATION. This Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies and (iii) to the extent the indemnification provisions contained in the Investors' Rights Agreement may be limited by applicable federal or state securities laws.

        3.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with each Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement Investors hereby confirm that the Series E Preferred Stock to be received by Investors will be acquired for investment for Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, each Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Series E Preferred Stock. Each Investor represents that it has full power and authority to enter into this Agreement.

        3.3 DISCLOSURE OF INFORMATION. Each Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Series E Preferred Stock. Each Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Series E Preferred Stock. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of each Investor to rely thereon.

        3.4 INVESTMENT EXPERIENCE. Each Investor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the



                                      12.

investment in the Series E Preferred Stock. If other than an individual, each Investor also represents it has not been organized for the purpose of acquiring the Series E Preferred Stock.

        3.5 ACCREDITED INVESTOR. Each Investor is an "accredited investor" within the meaning of SEC Rule 501 of Regulation D under the Act, as presently in effect.

        3.6 RESTRICTED SECURITIES. Each Investor understands that the shares of Series E Preferred Stock it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances. In this connection, each Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

        3.7 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, Investors further agree not to make any disposition of all or any portion of the Series E Preferred Stock unless:

                (a) the disposition is made as part of a firmly underwritten public offering of the Company's stock, or

                (b) until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3 and Section 7 hereof, and the Investors' Rights Agreement and the (i) Investors shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, Investors shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

                (c) Notwithstanding the provisions of (a) and (b) above, no such public offering or opinion of counsel shall be necessary for a transfer by an Investor which is a partnership or limited liability company to a partner of such partnership, a retired partner of such partnership who retires after the date hereof or a member of such limited liability company, or to the estate of any such partner, retired partner or member, or the transfer by gift, will or intestate succession of any partner or member to his spouse or to the siblings, lineal descendants or ancestors of such partner or member or his spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he were an original Investor hereunder.



                                      13.

        3.8 LEGENDS. It is understood that the certificates evidencing the Series E Preferred Stock may bear the following legend:

                "These securities have not been registered under the Securities Act of 1933, as amended (the "Act"). They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel reasonably satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

4.      CALIFORNIA COMMISSIONER OF CORPORATIONS.

        4.1 CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM SUCH QUALIFICATION. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

5. CONDITIONS OF EACH INVESTOR'S OBLIGATION AT THE CLOSINGS. The obligations of each Investor under subsection 1.1(b) of this Agreement are subject to the fulfillment on or before the First Closing and each subsequent Closing, as applicable, of each of the following conditions, the waiver of which shall not be effective against any Investor who does not consent in writing thereto:

        5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 2 shall be true on and as of the First Closing and each subsequent Closing, as applicable, with the same effect as though such representations and warranties had been made on and as of the date of such closing.

        5.2 PERFORMANCE. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before such closing.

        5.3 COMPLIANCE CERTIFICATE. The President of the Company shall deliver to each Investor at the First Closing or such subsequent Closing, as applicable, a certificate certifying that the conditions specified in Sections 5.1, 5.2, 5.4, 5.6 and 5.8 have been fulfilled and stating that there shall have been no adverse change in the business, affairs, operations, properties, assets or condition of the Company since the date of the Financial Statements.



                                      14.

        5.4 QUALIFICATIONS. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Series E Preferred Stock pursuant to this Agreement shall be duly obtained and effective as of the First Closing or any subsequent Closing, as applicable (except for such as may be properly obtained subsequent to such closing).

        5.5 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the First Closing and each subsequent Closing, as applicable, and all documents incident thereto shall be reasonably satisfactory in form and substance to each Investor, and the Investor shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

        5.6 BOARD OF DIRECTORS. At the time of the First Closing and each subsequent Closing, the directors of the Company shall be John Walker, Brook Byers, Luke Evnin, Harry Hixson, Jr., Patrick Latterell, Alan Lewis and Arnold Oronsky.

        5.7 OPINION OF COMPANY COUNSEL. Each Investor shall have received from Cooley Godward LLP, counsel for the Company, an opinion, dated as of the First Closing and each subsequent Closing, as applicable, in the form attached hereto as Exhibit D.

        5.8 INVESTORS' RIGHTS AGREEMENT. The Company and Investors shall have entered into the Investors' Rights Agreement in the form attached hereto as Exhibit B.

6. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT THE CLOSINGS. The obligations of the Company to each Investor under this Agreement are subject to the fulfillment on or before the First Closing and each subsequent Closing, as applicable, of each of the following conditions by the Investors purchasing at such Closing:

        6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Investor contained in Section 3 shall be true on and as of the First Closing and any subsequent Closing, as applicable, with the same effect as though such representations and warranties had been made on and as of such closing.

        6.2 PAYMENT OF PURCHASE PRICE. Each Investor shall have delivered the purchase price specified in Section 1.1(b).

        6.3 QUALIFICATION. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Series E Preferred Stock pursuant to this Agreement shall be duly obtained and effective as of such closing (except for such as may be properly obtained subsequent to such closing).



                                      15.

7.      MISCELLANEOUS.

        7.1 SURVIVAL OF WARRANTIES. The warranties, representations and covenants of the Company and each Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the First Closing and all subsequent Closings hereunder and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company.

        7.2 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Series E Preferred Stock sold hereunder or any Common Stock issued upon conversion of such Series E Preferred Stock). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

        7.3 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

        7.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        7.5 EXPENSES. If the Closing is effected, the Company shall, at the First Closing, reimburse the reasonable fees of special counsel for the Investors, not to exceed $15,000.00, and shall, upon receipt of a bill therefor, reimburse the reasonable out of pocket expenses of such counsel. In addition, at each subsequent Closing, the Company shall reimburse the reasonable fees of special counsel to the Investors, provided all such fees for the First Closing and any subsequent Closings in the aggregate do not exceed $15,000.00. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the Investors' Rights Agreement or the Amended and Restated Articles of Incorporation, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

        7.6 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

        7.7 NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon



                                      16.

personal delivery or delivery by courier to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on Schedule A hereto, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

        7.8 FINDER'S FEE. Each party represents that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction, except for the Company's obligation to pay to Lehman Brothers Inc., Hambrecht & Quist LLC and Robertson, Stephens & Company LLC (collectively, the "Agents") a placement fee of 9% of the gross proceeds received by the Company from the sale of the Series E Preferred Stock, of which two-thirds will be payable in cash and one-third will be payable in Series E Preferred Stock at the same price as the Series E Preferred Stock sold at the Closing (the "Placement Fee"). The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible, including, but not limited to, the Placement Fee to be paid to the Agents.

               Each Investor, severally and not jointly, agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which such Investor or any of its officers, partners, employees, or representatives is responsible.

        7.9 AMENDMENTS AND WAIVERS. Except as provided in Section 5 of this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Common Stock issued or issuable upon conversion of the Series E Preferred Stock. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

        7.10 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.



                                      17.

        7.11 AGGREGATION OF STOCK. All shares of the Series E Preferred Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

        7.12 REGULATED FINANCIAL INSTITUTIONS COMPLIANCE OBLIGATIONS. Nothing contained in this Agreement shall diminsh the continuing obligations of any financial institution to comply with applicable requirements of law that such financial institution maintain responsibility for the disposition of, and control over, its admitted assets, investments and property, including (without limiting the generality of the foregoing) the provisions of Section 1411(b) of the New York Insurance Law, as amended, and as hereinafter from time to time in effect.





                                      18.

               IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        SIGNAL PHARMACEUTICALS, INC.

                                        By:
                                             -----------------------------------
                                             Alan J. Lewis, President


                                        INVESTORS:

                                        ARES-SERONO S.A.


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------



                                        BIOCENTIVE


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------



                                        FINSBURY WORLDWIDE PHARMACEUTICAL
                                        TRUST, PLC


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------



                                        LOMBARD ODIER IMMUNOLOGY FUND


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------


                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                                        NEUROSCIENCE PARTNERS LIMITED
                                        PARTNERSHIP


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------



                                        NEW YORK LIFE INSURANCE COMPANY


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------



                                        PHARMA/WHEALTH


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------



                                        THE HEALTH CARE AND BIOTECHNOLOGY
                                        VENTURE FUND


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------



                                        BAYVIEW INVESTORS LTD.



                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------


                  SIGNATURE PAGE TO STOCK PURCHAASE AGREEMENT

                                        VENROCK ASSOCIATES


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------



                                        VENROCK ASSOCIATES II, L.P.


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------



                                        KLEINER PERKINS CAUFIELD & BYERS VI


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------



                                        ACCEL INVESTORS `93 L.P.


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------



                                        ACCEL IV L.P.


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------



                                        ACCEL JAPAN L.P.


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------


                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                                        ACCEL KEIRETSU L.P.


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------



                                        ELLMORE C. PATTERSON PARTNERS


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------



                                        PROSPER PARTNERS


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------



                                        INTERWEST INVESTORS V


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------



                                        INTERWEST PARTNERS V


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------



                                        OXFORD BIOSCIENCE PARTNERS (ADJUNCT)
                                        L.P.


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------


                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                                        OXFORD BIOSCIENCE PARTNERS (BERMUDA)
                                        L.P.


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------



                                        OXFORD BIOSCIENCE PARTNERS L.P.


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------



                                        SECOND VENTURES II, L.P.


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------



                                        U.S. VENTURES PARTNERS IV, L.P.


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------



                                        USVP ENTREPRENEUR PARTNERS II, L.P.


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------


                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT



                                      19.

                                        HARRY F. HIXSON, JR. SEPARATE PROPERTY
                                        TRUST, DATED DECEMBER 15, 1995


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------



                                        VERTICAL FUND ASSOCIATES, L.P.


                                        By:
                                             -----------------------------------
                                        Its:
                                             -----------------------------------








                   SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

                                   SCHEDULE A

                              Schedule of Investors

                                                                                  NUMBER
                   INVESTORS                          AMOUNT INVESTED            OF SHARES
Ares-Serono S.A.                                        $1,883,836.82              986,302
c/o Ares Services S.A.
Attn:  Leon R. Bushara
15bis Chemin des Mines
1202 Geneva
Switzerland

BioCentive                                                $999,999.60              523,560
c/o Mesco Ltd.
Attn:  Joel R. Mesznik
122 East 42nd Street
49th Floor
New York, NY  10168

Finsbury Worldwide                                        $999,999.60              523,560
Pharmaceutical Trust, plc
c/o Finsbury Asset Management
Attn:  Barbara Macaulay
Alderman's House
Alderman's Walk
London EC2M 3XR
England

Lombard Odier Immunology Fund                           $3,000,000.71            1,570,681
c/o Lombard Odier & Cie
Attn:  Mlle. Laurence Mauron
11, rue de la Corraterie
1204 Geneva
Switzerland



                                       1.

                                                                         NUMBER
                   INVESTORS                       AMOUNT INVESTED     OF SHARES
Neuroscience Partners Limited Partnership              $999,999.60       523,560
Attn:  Michael Callaghan
100 International Boulevard
Etobicoke, Ontario
Canada  M9W 6J6

New York Life Insurance Company                      $1,499,999.40       785,340
Attn:  Dominique Semon
51 Madison Avenue
New York, NY  10010

PHARMA/wHEALTH                                         $999,999.60       523,560
c/o. Mehta and Isaly
Attn:  Mr. Samuel D. Isaly
41 Madison Avenue
40th Floor
New York, NY  10010

The Health Care and Biotechnology Venture Fund         $499,999.80       261,780
Attn:  Micahel Callaghan
100 International Boulevard
Etobicoke, Ontario
Canada  M9W 6J6

Bayview Investors Ltd.                                 $116,160.47        60,817
c/o Robertson Stephens & Co.
Attn: John Coquia
555 California Street, Suite 2600
San Francisco, CA  94104

Venrock Associates                                    $  83,027.70        43,470
Venrock Associates II, L.P.                             110,059.93        57,623
Attn:  Patrick F. Latterell
One Maritime Plaza, Suite 1919
San Francisco, CA  94111



                                       2.

                                                                                  NUMBER
                   INVESTORS                          AMOUNT INVESTED            OF SHARES
Kleiner Perkins Caufield & Byers VI                     $  193,087.63              101,093
Attn:  Brook H. Byers
2750 Sand Hill Road
Menlo Park, CA  94025

Accel Investors `93 L.P.                               $     7,143.40                3,740
Accel IV L.P.                                              161,614.65               84,615
Accel Japan L.P.                                            15,448.08                8,088
Accel Keiretsu L.P.                                          3,476.20                1,820
Ellmore C. Patterson Partners                                4,247.84                2,224
Prosper Partners                                             1,157.46                  606
Attn:  Luke B. Evnin, Ph.D.
One Embarcadero Center, Suite 3820
San Francisco, CA  94111

InterWest Investors V                                 $        947.36                  496
InterWest Partners V                                       150,525.19               78,809
Attn:  Arnold Oronsky, Ph.D.
3000 Sand Hill Road
Building 3, Suite 255
Menlo Park, CA  94025

Oxford Bioscience Partners (Adjunct) L.P.                $  20,196.34               10,574
Oxford Bioscience Partners (Bermuda) L.P.                   17,543.35                9,185
Oxford Bioscience Partners L.P.                             63,242.01               33,111
Attn:  Edmund M. Olivier
650 Town Center Drive, Suite 810
Costa Mesa, CA  92626

Second Ventures II, L.P.                                 $  10,602.41                5,551
U.S. Venture Partners IV, L.P.                              87,350.03               45,733
USVP Entrepreneur Partners II, L.P.                          3,029.26                1,586
Attn:  Philip M. Young
2180 Sand Hill Road, Suite 300
Menlo Park, CA  94025



                                       3.

                                                                                  NUMBER
                   INVESTORS                          AMOUNT INVESTED            OF SHARES
Harry F. Hixson, Jr. Separate Property Trust,            $  42,058.20               22,020
Dated December 15, 1995
Attn:  Harry F. Hixson, Ph.D.
c/o Neuroscience Biosciences Inc.
3050 Science Park Road
San Diego, CA  92121-1102

Vertical Fund Associates, L.P.                           $  25,244.47               13,217
Attn:  John Runnells
18 Bank Street
Summit, NJ  07901

TOTAL                                                   11,999,997.11            6,282,721








                                       4.

                                   SCHEDULE B

                             Schedule of Exceptions

                                    EXHIBIT A

                 Amended and Restated Articles of Incorporation

                                    EXHIBIT B

                Amended and Restated Investors' Rights Agreement

                                    EXHIBIT C

                Proprietary Information and Inventions Agreement

                                    EXHIBIT D

                      Form of Opinion of Cooley Godward LLP